Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The following table presents the principal reasons why the effective income tax rate differed from the statutory federal income tax rate for the years ended December 31, 2012, 2011, and 2010:

	2012	2011	2010
Statutory federal income tax rate:	35%	35%	35%
Increases (decreases) from:
Depreciation differences	(1)	(1)	(3)
Amortization of investment tax credit	(1)	(1)	(1)
State tax	5	4	5
Reserve for uncertain tax positions	—	1	(1)
Tax credits	—	(1)	(1)
Change in federal tax law(a)	—	—	2
Other permanent items(b)	(1)	—	—
Effective income tax rate	37%	37%	36%

(a)
Relates to change in taxation of prescription drug benefits to retiree participants from the enactment in 2010 of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010.

(b)	Permanent items are treated differently for book and tax purposes and primarily include nondeductible expense related to lobbying and stock issuance expenses.
The following table presents the components of income tax expense for the years ended December 31, 2012, 2011, and 2010:

	2012	2011	2010
Current taxes:
Federal	$40	$(6)	$3
State	9	(2)	(1)
Deferred taxes:
Federal	205	206	247
State	61	53	32
Deferred investment tax credits, amortization	(6)	(6)	(7)
Total income tax expense	$309	$245	$274

The Illinois corporate income tax rate increased from 7.3% to 9.5%, starting in January 2011. The tax rate is scheduled to decrease to 7.75% in 2015, and it is scheduled to return to 7.3% in 2025. This corporate income tax rate increase in Illinois increased current income tax expense in 2011 by $6 million. As a result of this corporate income tax rate increase, accumulated deferred tax balances were revalued, resulting in a decrease in deferred tax expense of $2 million in 2011.
The following table presents the deferred tax assets and deferred tax liabilities recorded as a result of temporary differences at December 31, 2012, and 2011:

	2012	2011
Accumulated deferred income taxes, net liability (asset):
Plant related	$3,512	$3,162
Deferred intercompany tax gain/basis step-up	39	54
Regulatory assets, net	73	73
Deferred employee benefit costs	(323)	(320)
Purchase accounting	(27)	(28)
ARO	(17)	(12)
Other(a)	(251)	(217)
Total net accumulated deferred income tax liabilities	$3,006	$2,712

(a)	Includes deferred tax assets related to net operating loss and tax credit carryforwards detailed in the table below.
The following table presents the components of deferred tax assets relating to net operating loss carryforwards and tax credit carryforwards at December 31, 2012:

2012
Net operating loss carryforwards:
Federal(a)	$173
State(b)	27
Total net operating loss carryforwards	$200
Tax credit carryforwards:
Federal(c)	$86
State(d)	25
State valuation allowance(e)	(2)
Total tax credit carryforwards	$109

(a)	These will begin to expire in 2028.

(b)	These will begin to expire in 2017.

(c)	These will begin to expire in 2029.

(d)	These will begin to expire in 2013.

(e)	This balance increased by $1 million during 2012.
Uncertain Tax Positions
A reconciliation of the change in the unrecognized tax benefit balance during the years ended December 31, 2012, 2011, and 2010, is as follows:

	2012	2011	2010
Unrecognized tax benefits - beginning of year	$148	$246	$135
Increases based on tax positions prior to current year	5	22	72
Decreases based on tax positions prior to current year	(13)	(125)	(38)
Increases based on tax positions related to current year	17	17	77
Changes related to settlements with taxing authorities	—	(10)	—
Decreases related to the lapse of statute of limitations	(1)	(2)	—
Unrecognized tax benefits - end of year	$156	$148	$246
Total unrecognized tax benefits that, if recognized, would affect the effective tax rates	$1	$1	$—

The Ameren Companies recognize interest charges (income) and penalties accrued on tax liabilities on a pretax basis as interest charges (income) or miscellaneous expense, respectively, in the statements of income.
A reconciliation of the change in the liability for interest on unrecognized tax benefits during the years ended December 31, 2012, 2011, and 2010, is as follows:

	2012	2011	2010
Liability for interest - beginning of year	$5	$17	$8
Interest charges (income)	1	(11)	9
Interest payment	—	(1)	—
Liability for interest - end of year	$6	$5	$17

As of December 31, 2012, 2011, and 2010, the Ameren Companies have accrued no amount for penalties with respect to unrecognized tax benefits.
In the second quarter of 2011, a final settlement for the years 2005 and 2006 was reached with the Internal Revenue Service. It resulted in a reduction in uncertain tax liabilities of $39 million. Ameren’s federal income tax returns for the years 2007 through 2010 are before the Appeals Office of the Internal Revenue Service. Ameren’s federal income tax return for the year 2011 is currently under examination.
It is reasonably possible that a settlement will be reached with the Appeals Office of the Internal Revenue Service in the next twelve months for the years 2007 through 2010. This settlement, primarily related to uncertain tax positions for capitalization versus currently deductible repair expense and research tax deductions, is expected to result in a decrease in uncertain tax benefits of approximately $143 million. In addition, it is reasonably possible that other events will occur during the next 12 months that would cause the total amount of unrecognized tax benefits for the Ameren Companies to increase or decrease. However, the Ameren Companies do not believe any such increases or decreases, including the decrease from the reasonably possible IRS Appeals Office settlement discussed above, would be material to their results of operations, financial position, or liquidity.
State income tax returns are generally subject to examination for a period of three years after filing of the return. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states. The Ameren Companies do not currently have material state income tax issues under examination, administrative appeals, or litigation.